UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2008

PLIANT CORPORATION

(Exact name of company as specified in its charter)

Delaware	333-40067	43-2107725
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

1475 Woodfield Road, Suite 700

Schaumburg, IL 60173

(Address of principal executive offices) (Zip Code)

(847) 969-3300

(Company’s telephone number, including area code)

N.A.

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On March 17, 2008, Pliant Corporation (“Pliant” or the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”) disclosing the appointment of Thomas C. Spielberger to the position of Senior Vice President and Chief Financial Officer, effective March 12, 2008.  The Company is filing this Amendment to the Original Filing on Form 8-K/A to provide disclosure regarding Mr. Spielberger’s employment agreements and to provide the exhibits referenced herein, which were not available at the time of the Original Filing.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 11, 2008, Pliant entered into an employment agreement with Thomas C. Spielberger (the “Employment Agreement”) for his service as Senior Vice President and Chief Financial Officer, pursuant to which Mr. Spielberger will receive an annual base salary of $320,000.  Mr. Spielberger will participate in the Company’s Management Incentive Plans, and in the Company’s other employee benefit plans, as customary.  The Employment Agreement details each party’s right to terminate the Employment Agreement and payments due on certain terminations, and subjects Mr. Spielberger to post-employment restrictive covenants.  Also on June 11, 2008, Pliant entered into a Stock Appreciation Rights Agreement (the “SARA”; together with the Employment Agreement, the “Agreements”) with Mr. Spielberger, pursuant to which Mr. Spielberger will receive benefits equivalent to those offered to Pliant’s executive officers in the 2006 Restricted Stock Incentive Plan.

Additional information on the incentive plans referenced herein are described in the Company’s Proxy Statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934 on April 3, 2008, which is incorporated herein by reference thereto.

The foregoing description of the Employment Agreement and SARA does not purport to be a complete summary and is qualified in its entirety by reference to the Agreements, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference thereto.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

99.1	Employment Agreement, dated June 11, 2008, by and between Thomas C. Spielberger and Pliant Corporation.
99.2	Stock Appreciation Rights Agreement, dated June 11, 2008, by and between Thomas C. Spielberger and Pliant Corporation.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: June 16, 2008	By: /s/ Stephen T. Auburn
Stephen T. Auburn
Vice President, General Counsel
and Secretary